Exhibit 10.3

Transaction

Date:	October 16, 2007

To:	FORD CREDIT AUTO OWNER TRUST 2007-B
c/o U.S. Bank Trust National Association,
as Owner Trustee
300 Delaware Avenue, Ninth Floor
Wilmington, Delaware 19801
Attention: Corporate Trust Department
Telephone: (302) 552-3200
Facsimile: (302) 552-3129

From:	Lehman Brothers Special Financing Inc.
Transaction Management Group
	Facsimile:	(+1) 646-885-9551 (United States of America)
	Telephone:	212-526-9570 (Louis P. Bardos)

Ref. Numbers:	Risk ID: 1675493L / Effort ID: N1670141 / Global Deal ID: 3413451

Dear Sir or Madam:

The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Lehman Brothers Special Financing, Inc. (“Party A”) and Ford Credit Auto Owner Trust 2007-B (“Party B”) on the Trade Date listed below (the “Transaction”).  This letter constitutes a “Confirmation” as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation.  For these purposes, all references in those Definitions to a “Swap Transaction” will be deemed to apply to the Transaction referred to herein.  In the event of any inconsistency between those Definitions and this Confirmation, this Confirmation will govern.

1.  This Confirmation supplements, forms part of, and is subject to, the ISDA Master Agreement and the Schedule thereto, both dated as of October 16, 2007, between you and us (as amended, supplemented or otherwise modified from time to time, the “Agreement”).  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.  Other capitalized terms used herein and not otherwise defined will have the meanings given them in the Indenture referred to in the Agreement.   In the event of any inconsistency between those terms and this Confirmation, this Confirmation will govern.

2.  The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:	Lehman Brothers Special Financing Inc.

Party B:	Ford Credit Auto Owner Trust 2007-B

Trade Date:	October 10, 2007.

Effective Date:	October 17, 2007.

Notional Amount:
For the first Calculation Period (from and including, October 17, 2007 to but excluding November 15, 2007), the Notional Amount of this Transaction for purposes of calculating payments due by either party on the first Payment Date will be $863,700,000.  With respect to any subsequent Calculation Period up through and including the Calculation Period ending on but excluding June 15, 2010, the Notional Amount will be the Note Balance of the Class A-2b Notes (after giving effect to all amounts paid on the Payment Date that is the first day of such Calculation Period) as stated on the Servicer’s monthly investor report relating to such Payment Date (the “Actual Balance”).  Party B will determine the Notional Amount and will inform Party A of such determination by the twelfth day of each calendar month using the aggregate outstanding principal balance for the Class A-2b Notes prior to giving effect to any payments of principal of Class A-2b Notes on the following Payment Date, as shown in the Servicer's monthly investor report relating to such Payment Date.

Termination Date:	The earlier of June 15, 2010 and the date the aggregate outstanding principal balance of the Class A-2b Notes has been reduced to zero.

Fixed Amounts

Fixed Rate Payer:	Party B.

Fixed Rate Payer
Payment Date:	The 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention.

Period End Date:
The 15th day of each calendar month, with No Adjustment.  (This means that each Calculation Period for the Fixed Amount will have 30 days, except for the Initial Calculation Period, which will commence on October 17, 2007 and end on and excluding November 15, 2007.)

Fixed Rate:	5.17%

Fixed Rate Day
Count Fraction:	30/360

Floating Amounts

Floating Rate Payer:	Party A.

Floating Rate Payer
Payment Dates:	The 15th day of each calendar month, subject to adjustment in accordance with the Following Business Day Convention.

Floating Rate for
Initial Calculation
Period:	To be determined on October 15, 2007 (excluding spread)

Floating Rate Option:	USD-LIBOR-BBA.

Designated Maturity:	One month.

Spread:	Plus 0.33%

Floating Rate Day
Count Fraction:	Actual/360.

Reset Dates:	The first day of each Floating Rate Payer Calculation Period.

Business Days:	New York and Delaware.

Miscellaneous:

Calculation Agent:	Party B

Office:	For the purposes of this Transaction, Party A is not a Multibranch Party, and the Office of Party B is its Head Office.

3. Account Details

Payments to Party A:	JPMorgan Chase Bank, New York
ABA # 021000021
A/C of Lehman Brothers Special Financing Inc.
A/C # 066-143543

Payments to Party B:	The Bank of New York
ABA # 021000018
Acct # 111-565
Attn: John Rooney
For further credit to: Ford Credit Auto Owner Trust 2007-B Collection Acct TAS #87494

Party A Operations	Settlements
Contact:	Fax: 212-526-0200

Party B Operations
Contact:	Ford Credit Auto Owner Trust 2007-B
c/o U.S. Bank Trust National Association, as Owner Trustee
300 Delaware Avenue, Ninth Floor
Wilmington, Delaware 19801
Attn: Corporate Trust Administration
Telephone: (302) 552-3102
Fax: (302) 552-3129

with copies to:

The Bank of New York,
as Indenture Trustee for
Ford Credit Auto Owner Trust 2007-B
101 Barclay Street
Floor 8 West
New York, New York 10286
Attn: Structured Finance Services -
Asset Backed Securities, Ford 2007-B
Telephone: (212) 815-4389
Fax: (212) 815-2493;

and

Ford Motor Credit Company LLC
c/o Ford Motor Company
WHQ, One American Road
Suite 801-C1
Dearborn, Michigan 48126
Attention: Securitization Operations Supervisor
Telephone: (313) 206-5899
Fax: (313) 390-4133

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

FORD CREDIT AUTO OWNER TRUST 2007-B

By:	U.S. BANK TRUST NATIONAL ASSOCIATION,
not in its individual capacity
but solely as Owner Trustee

	By:	/s/ Nicole Poole
Name: Nicole Poole
Title: Vice President

LEHMAN BROTHERS SPECIAL FINANCING INC.

	By:	/s/ Anatoly Kozlov
Name: Anatoly Kozlov
Title:

[SIGNATURE PAGE FOR CLASS A-2b FRONT END SWAP CONFIRM]